UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event Reported): June 12, 2006

                                  EQUINIX, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                  000-31293              77-0487526
------------------------------   ---------------   -----------------------------
 (State or Other Jurisdiction      (Commission          (I.R.S. Employer
      of Incorporation)            File Number)       Identification Number)


                           301 Velocity Way, 5th Floor
                          Foster City, California 94404
                                 (650) 513-7000
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                   (Addresses of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On June 12, 2006, Equinix, Inc. issued the press release attached hereto as
Exhibit 99.1. This press release is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

         99.1    Press Release of Equinix, Inc. dated June 12, 2006.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EQUINIX, INC.


DATE: June 12, 2006                      By:   /s/ KEITH D. TAYLOR
                                             -----------------------------------
                                             Keith D. Taylor
                                             Chief Financial Officer



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                                  EXHIBIT INDEX


     Exhibit
     Number                        Description
     -------                       -----------

     99.1                          Text of Press Release dated June 12, 2006.